UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 10, 2004

RURAL ELECTRIC COOPERATIVE GRANTOR TRUST (KEPCO) SERIES 1997
(Exact name of registrant as specified in its charter)

New York	333-25029	36-7233686
(state or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

Woodland Park, 2201 Cooperative Way, Herndon, VA	20171-3025
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 709-6700

(Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On December 10, 2004, National Rural Utilities Cooperative Finance Corporation ("CFC"), as servicer for the Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997 ("KEPCO Trust"), informed Ernst & Young LLP ("Ernst & Young") that they would be dismissed as auditor.  The decision to dismiss Ernst & Young was not approved by the board of directors.  The KEPCO Trust does not have a board of directors.  The decision was made by CFC in its capacity as servicer for the trust.

Ernst & Young's reports on the KEPCO Trust's financial statements for the two past fiscal years ended December 31, 2003, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the KEPCO Trust's financial statements for each of the two fiscal years ended December 31, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures which if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report. During that period there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K). CFC has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated December 14, 2004 has been filed as Exhibit 16.1 to this Form 8-K.

On December 10, 2004, CFC, as servicer for the KEPCO Trust, engaged Deloitte and Touche, LLP ("Deloitte") to perform the audit of the KEPCO Trust's financial statements for the year ended December 31, 2004.  CFC did not (nor did anyone on its behalf) consult with Deloitte regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.  The decision to hire Deloitte was not approved by the board of directors.  The KEPCO Trust does not have a board of directors.  The decision was made by CFC in its capacity as servicer for the trust.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
16.1 Letter from Ernst & Young Regarding Changes in Certifying Accountant dated December 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

/s/ Steven L. Lilly
Steven L. Lilly
Chief Financial Officer
(Principal Financial Officer)

Dated: December 16, 2004

EXHIBIT 16.1

December 14, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated December 10, 2004, of Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997 and are in agreement with the statements contained in the first paragraph (except for the last three sentences) and the second paragraph on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP